UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              -------------------
                                    FORM 8-K
                                 CURRENT REPORT
                              -------------------


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 1997 (October 20,
1997)

                            HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-28566



             TEXAS                                  76-0335587
 (State or other jurisdiction of         (IRS Employer Identification Number)
  incorporation or organization)

               120 Industrial Boulevard, Sugar Land, Texas 77478
                    (Address of principal executive offices)

                                  281-276-7000
              (Registrant's telephone number, including area code)
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
                            HENLEY HEALTHCARE, INC.

                                    FORM 8-K
                                 CURRENT REPORT


Item    4. Changes in Registrant's Certifying Accountant

        On October 20, 1997 Henley Healthcare, Inc. (the "Company") informed Goldstein Golub Kessler & Company, P.C. ("GGK"), its former principal accountants, of the decision of its Board of Directors to appoint Arthur Andersen LLP as its principal accountants in place of GGK whom the Board voted to dismiss. The Board's decision in no way reflects any dissatisfaction with the services of GGK, but is based on the Company's desire to engage the services of a bigger firm consistent with its growth strategy.

        In connection with the audits of the two most recent fiscal years ended December 31, 1996 and the subsequent interim periods through October 20, 1997, the Company had no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GGK, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

        The accountant's reports of GGK on the financial statements of the Company as of and for the fiscal year ended December 31, 1996 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The accountant's report of GGK on the financial statements of the Company as of and for the fiscal year ended December 31, 1995 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, but contained an explanatory paragraph as to uncertainty about the Company's ability to continue as a going concern relating to substantial cumulative losses incurred as a development stage company through that date since inception.

Item    7. Exhibits

        A letter from GGK, addressed to the Commission, indicating GGK's concurrence with the disclosures herein is filed as an exhibit to this Form 8-K. See Index of Exhibits below.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HENLEY HEALTHCARE, INC.

Date:  October 24, 1997                  By:/s/  Dan D. Sudduth
                                                 Dan D. Sudduth
                                           Executive Vice President &
                                             Chief Financial Officer
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                            HENLEY HEALTHCARE, INC.

                               INDEX OF EXHIBITS
                                    FORM 8-K
                                October 24, 1997

Exhibit
Number  Description
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16.1    Letter dated October 24, 1997, from GGK to the Commission regarding disclosure in this Form 8-K.

                     GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

October 24, 1997

Securities and Exchange Commission
Washington, D.C. 20549

Re:     Henley Healthcare, Inc. (formerly Lasermedics, Inc.)
        Commission File #0-28566

Gentlemen:

We have read the above referenced Registrant's response to Item 4- Changes in Registrant's Certifying Accountant with respect to its Current Report on Form 8-K dated October 24, 1997 and concur with the statements made therein.

Sincerely,

/s/ GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.
    GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.

              1185 Avenue of the Americas New York, NY 10036-2602
            TEL 212 372 1000 Fax 212 372 1001 WEB http://www.ggk.com